                             TWIN LABORATORIES INC.


                                       to


                  THE CIT GROUP/BUSINESS CREDIT, INC., as agent

                          ----------------------------



                         MORTGAGE, ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

                          ----------------------------


                           Dated:  March 29, 2001


                           Street Address:   2120 Smithtown Avenue
                                             Ronkonkoma, New York


                           District:        0500
                           Section:         106.03
                           Block:           01.00
                           Lot:             003.006


                           RECORD AND RETURN TO:

                           BUCHALTER, NEMER, FIELDS & YOUNGER
                           601 S. Figueroa
                           Suite 2400
                           Los Angeles, California  90017
                           Attn:  Joseph Vargas, Esq.



--------------------------------------------------------------------------------

                      THIS DOCUMENT TO BE RECORDED BOTH AS
                          A MORTGAGE AND FIXTURE FILING

                 THIS DOCUMENT SECURES OBLIGATIONS WHICH CONTAIN
                   PROVISIONS FOR A VARIABLE RATE OF INTEREST



THE STATE OF NEW YORK               )
                                    )
COUNTY OF SUFFOLK                   )


         MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT and FIXTURE FILING made this 29th day of March, 2001, between TWIN LABORATORIES INC., a Utah Corporation ("Mortgagor") having an office at 150 Motor Parkway, Hauppauge, New York 11788, as mortgagor, and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as agent, having an office at 300 South Grand Avenue, Third Floor, Los Angeles, California 90071, Attn: Regional Manager, as mortgagee.

                                   WITNESSETH

         THIS MORTGAGE CONSTITUTES A FIXTURE FILING UNDER SECTION 9-313 OF THE UNIFORM COMMERCIAL CODE OF THE STATE OF NEW YORK. TO THE EXTENT THE GOODS ARE FIXTURES UNDER THE LAWS OF THE STATE OF NEW YORK, THE FIXTURES ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY LOCATED IN THE COUNTY OF SUFFOLK, STATE OF NEW YORK, MORE PARTICULARLY DESCRIBED ON EXHIBIT A ATTACHED HERETO, COMMONLY KNOWN BY THE STREET ADDRESS: 2120 SMITHTOWN AVENUE, RONKONKOMA, NEW YORK. THE NAME OF THE RECORD OWNER OF THE REAL PROPERTY IS TWIN LABORATORIES INC., A UTAH CORPORATION.

         WHEREAS, Mortgagor is the owner of the premises described in Exhibit A attached hereto and made a part hereof; and

         NOW, WITNESSETH, that Mortgagor, for the purpose of securing (a) the payment of an indebtedness in an aggregate principal amount of Four Million Two Hundred Thousand Dollars ($4,200,000), to be paid in accordance with the terms and with interest as set forth in that certain Term Loan Promissory Note (New
York) (hereinafter referred to as the "Note"), of even date herewith, made by Mortgagor and others to the order of The CIT Group/Business Credit, Inc., as agent (The CIT Group/Business Credit, Inc., as initial agent and any successor agent appointed pursuant to the Loan Agreement, as hereinafter defined, being hereinafter referred to as "Mortgagee") and all modifications, extensions and/or renewals thereof, (b) the payment and performance of all indebtedness and obligations of Mortgagor arising under this Mortgage, and other documents executed by Mortgagor in connection herewith and
(c) payment of any money advanced by Mortgagee to Mortgagor, or its successors, with interest thereon, evidenced by additional notes (indicating that they are so secured) or by endorsement of the original notes, executed by Mortgagor or its successor, and (d) performance of all other obligations of Mortgagor arising under that certain Financing Agreement (BUT NOT the repayment of any other sums evidencing borrowed money except those evidenced by the Note) of even date herewith to which inter alia Mortgagee and Mortgagor are parties (the "Loan Agreement": initially capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement) and all modifications, extensions and/or renewals thereof, and as, for and in consideration of the further sum of One Dollar ($1.00) into Mortgagor paid by Mortgagee at and before the sealing and delivery hereof, the receipt whereof is hereby acknowledged, Mortgagor has granted, given, mortgaged, chattel mortgaged, bargained, sold, alienated, enfeoffed, released, conveyed confirmed, and assigned and by these presents does grant, give, mortgage, chattel mortgage, bargain, sell, alienate, enfeoff, release, convey, confirm and assign unto Mortgagee, all its estate, right, title and interest in, to and under any and all of the property located in the City of Ronkonkoma, County of Suffolk, State of New York, and more particularly described in Exhibit A attached hereto and made a part hereof, including all easements, rights, privileges, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and all of the estate, right, title, interest, claim, demand, reversion or remainder whatsoever of Mortgagor therein or thereto, either at law or in equity, in possession or expectancy, now or hereafter acquired, including, without limitation, all and singular the ways, waters, water courses, water rights and powers, liberties, privileges, sewers, pipes, conduits, wires and other facilities furnishing utility or other services to the property (collectively, the "Land");

         TOGETHER with all of the right, title and interest of Mortgagor in and to all buildings, structures and improvements now or hereafter erected on the Land including all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever now or hereafter located on or forming part of said buildings, structures and improvements (collectively, the "Improvements"; the Land and Improvements being hereinafter collectively referred to as the "Premises");

         TOGETHER with all of the right, title and interest of Mortgagor in and to the land lying in the bed of any street, road, highway or avenue in front of or adjoining the Premises;

         TOGETHER with all right, title and interest of Mortgagor in any and all award and awards heretofore made or hereafter to be made by any governmental authorities to the present and all subsequent owners of the Premises which may be made with respect to the Premises as a result of the return of excess taxes paid on the Mortgaged Property, the exercise of the right of eminent domain, the alteration of the grade of any street or any other injury to or decrease of value of the Premises, which said award or awards are hereby collaterally assigned to Mortgagee and Mortgagee, at its option, is hereby authorized, directed and empowered to collect and receive the proceeds of any such award or awards from the authorities making the same and to give proper receipts and acquittances therefor, and to apply the same as hereinafter provided; and Mortgagor hereby covenants and agrees to and with Mortgagee, upon request by Mortgagee, to make, execute and deliver, at Mortgagor's expense, any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid award or awards to Mortgagee free, clear and discharged of any and all encumbrances of any kind or nature whatsoever;

         TOGETHER with all of the right, title and interest of Mortgagor in all goods, equipment, machinery, furniture, furnishings, fixtures, appliances, inventory, building materials, chattels and articles of personal property (other than personal property which is or at any time has become Hazardous Substances, as hereinafter defined), including any interest therein, now or at any time hereafter affixed to, attached to, or used in any way in connection with or to be incorporated at any time into the Premises, or placed on any part thereof whether or not attached or incorporated to the premises thereto, together with any and all replacements thereof, appertaining and adapted to the complete and compatible use, enjoyment, occupancy, operation or improvement of the Premises (collectively, the "Chattels");

         TOGETHER with all right, title and interest of Mortgagor in leases of the Premises or the Chattels or any part thereof now or hereafter entered into and all right, title and interest of Mortgagor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder (whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms) and all rights to all insurance proceeds and unearned premiums arising from or relating to the Premises and all other rights and easements of Mortgagor now or hereafter existing pertaining to the use and enjoyment of the Premises and all right, title and interest of Mortgagor in and to all declarations of covenants, conditions and restrictions as may affect or otherwise relate to the Premises;

         TOGETHER with all right, title and interest of Mortgagor in all sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into with respect to the sale to any purchasers of any part of the Premises, and all deposits and other proceeds thereof;

         TOGETHER with all right, title and interest of Mortgagor in all permits, plans, licenses, specifications, subdivision rights, tentative tract maps, final tract maps, security interests, contracts, contract rights or other rights as may affect or otherwise relate to the Premises;

         TOGETHER with the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property;

         TOGETHER with all rights of Mortgagor in or to any fund, program or trust monies and any reimbursement therefrom directly or indirectly established, maintained or administered by any governmental authority or any other individual or entity which is designed to or has the effect of providing funds (whether directly or indirectly or as reimbursement) for the repair or replacement of storage tanks (whether above or below ground) located on the Premises or the remediation or cleanup of any spill, leakage or contamination from any such tank or resulting from the ownership, use or maintenance of any such tank or to compensate third parties for any personal injury or property damage;

         TOGETHER with all right, title and interest of Mortgagor in all rents, issues, profits, revenues, income and other benefits to which Mortgagor may now or hereafter be entitled from the Premises or the Chattels (which Premises, titles, interests, awards, Chattels, easements, rents, income, benefits, ways, waters, rights, powers, liberties, privileges, utilities, tenements, hereditaments, appurtenances, reversions, remainders, rents, issues, profits, estate, property, possession, claims and demands, are hereinafter collectively referred to as the "Mortgaged Property": the foregoing notwithstanding, the Mortgaged Property shall not include, and no security interest, lien or pledge granted hereunder shall extend or attach to; (i) Mortgagor's rights (other than rights to payment) under any license agreements or lease agreements existing as of the date hereof, or any leases of real property or leases of motor vehicles or other personal property now or hereafter existing that prohibit the grant of a security interest or lien therein or pledge to the extent, and only to the extent, that the terms prohibiting the grant of such security interest or lien or pledge have not been waived or consented to in writing by the licensor, lessor or other necessary person or entity under such agreement; or (ii) Mortgagor's rights in and to specific items of Equipment which are subject to liens permitted by clause (a) or (b) of the definition of Permitted Encumbrances, as defined in the Loan Agreement, or Mortgagor's rights under any agreement granting any such liens to the extent, and only to the extent, that
(A) the agreements granting such liens prohibit the grant of a security interest in the Mortgagor's rights in such Equipment or in such agreements and (B) the terms prohibiting the grant of such security interest have not been waived or consented to in writing by the secured party or other necessary person or entity under such agreement.);

         TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of

Mortgagee, its successors and assigns forever.

         PROVIDED, ALWAYS, and these presents are upon this express condition, if Mortgagor shall well and truly pay to Mortgagee the obligations at the time and in the manner provided in the Note, and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note and Loan Agreement, then these presents and the estate hereby granted shall cease, determine and be void.

                                    ARTICLE I

         And Mortgagor further covenants with Mortgagee as follows:

         SECTION I.1. Mortgagor has good title to the Premises in fee simple subject to no lien, charge, or encumbrance except Permitted Encumbrances; that it owns the Chattels free and clear of liens and claims except Permitted Encumbrances; that this Mortgage is and will remain a valid and enforceable lien on the Mortgaged Property subject only to the Permitted Encumbrances exceptions referred to above. Mortgagor will preserve such title, and will forever preserve, warrant and defend the same unto Mortgagee, and will forever preserve, warrant and defend the validity and such priority of the lien hereof against the claims of all persons and parties whomsoever.

         SECTION I.2. Mortgagor will pay all filing, registration or recording fees, all federal, state, county and municipal stamp taxes and other fees, taxes, duties, imposts, assessments (or contest in good faith, by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such liens and with respect to which adequate reserves or other appropriate provisions are being maintained by each of the Companies, as applicable, in accordance with GAAP) and all other charges incident to, arising out of or in connection with the preparation, execution, delivery and enforcement of the Note, the Loan Agreement, this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels or any instrument of further assurance.

         SECTION I.3. Pursuant to Section 13 of the Lien Law of

New York, Mortgagor shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Mortgaged property before using any part of the total of the same for any other purpose.

         SECTION I.4. Intentionally Deleted.

         SECTION I.5. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, or constructed, assembled or placed by Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further grant, conveyance, assignment or other act by Mortgagor, shall become subject to the lien and security interest of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described in the granting clause hereof.

         SECTION I.6. Mortgagor will pay from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien (other than a Permitted Encumbrance) on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien and security interest hereof shall be fully preserved, at the cost of Mortgagor, without expense to Mortgagee.

         SECTION I.7. Intentionally Deleted.

         SECTION I.8. In the event of the passage, after the date of this Mortgage, of any law of the State of New York deducting from the value of the Mortgaged Property for the purpose of taxing the amount of any lien thereon, or changing in any way the laws now in force for the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of operation of any such taxes which has the effect of imposing payment of the whole or any portion of such taxes against the Mortgaged Property upon Mortgagee, so as to adversely affect the interest of Mortgagee, then and in such event, Mortgagor shall bear and pay the full amount of such taxes, provided that if for any reason payment by Mortgagor of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render the Note or the indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the Note or this Mortgage, or otherwise, Mortgagee may, at its option, upon thirty (30) days' written notice to Mortgagor, (i) declare the whole indebtedness secured by this Mortgage, with interest thereon, to be immediately due and payable, or (ii) pay that amount or portion of such taxes as renders the Note or the indebtedness secured hereby unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful non-usurious portion or balance of said taxes.

         SECTION I.9. In addition to restrictions contained in the Loan Agreement, or except as may be expressly permitted under the Loan Agreement or any other Loan Document (as defined in the Loan Agreement), Mortgagor will not further encumber, sell, convey or transfer any interest in, or any part of, the Mortgaged Property (unless the same shall constitute a Permitted Encumbrance). Any such encumbrance, sale, conveyance or transfer made without Mortgagee's prior written consent shall be an Event of Default hereunder.

         SECTION I.10. Intentionally Deleted.

         SECTION I.11. Intentionally Deleted.

         SECTION I.12. (a) If Mortgagor shall fail to perform any of the covenants contained herein on its part to be performed within the time period provided herein for such performance, and such failure shall continue for ten
(10) days after written notice thereof from Mortgagee to Mortgagor, Mortgagee may, but shall not be required to, make advances to perform the same, or cause the same to be performed, on Mortgagor's behalf, and all sums so advanced shall bear interest, from and after the date advanced until repaid, at the lower of
(i) the maximum rate permitted by law or (ii) the Default Rate of Interest, shall be a lien upon the Mortgaged Property and shall, at Mortgagee's option, be added to the indebtedness secured hereby. Mortgagor will repay on demand all sums so advanced on its behalf with interest at the rate herein set forth. This Section 1.12 shall not be construed as preventing any default by Mortgagor in the observance of any covenant contained in this Mortgage from constituting an Event of Default hereunder.

            (b) Mortgagee has the right to appear in and defend any action or proceeding bought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, decides should be brought to protect its interest in the Mortgaged Property. Mortgagee shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Obligations, and any such subrogation rights shall constitute additional security for the payment of the Obligations.

         SECTION I.13. Intentionally Deleted.

         SECTION I.14. Mortgagor will not commit any waste at or with respect to the Mortgaged Property. Mortgagor will, at all times, maintain the Improvements and Chattels in good order and condition ordinary wear and tear excepted and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end, except as otherwise expressly permitted under the Loan Agreement or any other Loan Document. Improvements shall not be removed, demolished or materially altered, nor, except as otherwise expressly permitted under the Loan Agreement or any other Loan Document, shall any Chattels be removed without the prior written consent of Mortgagee, provided, however, that if there shall not exist an Event of Default, in addition to any rights to remove or replace the Chattels under the Loan Agreement or any Loan Document, Mortgagor may make appropriate replacements of Chattels, free of superior title, liens and claims other than Permitted Encumbrances, provided such replacements are promptly made and are of a value or utility at least equal to the value or utility of the Chattels removed.

         SECTION I.15. Mortgagor will immediately notify Mortgagee of the institution of any proceeding for the condemnation or taking by eminent domain of the Mortgaged Property, or any portion thereof promptly after Mortgagor obtains knowledge of same. Mortgagee may participate in any such proceeding and Mortgagor from time to time will deliver to Mortgagee all instruments requested by it to permit such participation. In the event of such condemnation proceedings, or a conveyance in lieu of such taking, the award or compensation payable is hereby assigned to and shall be paid to Mortgagee. Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid, but shall have no right to bind Mortgagor or to make settlement of its claim, except to the extent of the interest of Mortgagee. In any such condemnation proceedings Mortgagee may be represented by counsel selected by Mortgagee. The proceeds of any award or compensation so received after reimbursement of any reasonable and documented expenses incurred by Mortgagee in connection with such proceedings, shall, at the option of Mortgagee, be applied, without premium, to the repayment of the Note in such order as Mortgagee may in its sole discretion elect (regardless of interest payable on the award by the condemning authority), or to the cost of restoration of the Improvement or Chattel so taken and other terms as shall be satisfactory to Mortgagee.

         SECTION I.16. (a) As part of the consideration for the indebtedness evidenced by the Note, Mortgagor hereby absolutely and unconditionally assigns and transfers to Mortgagee all the rents and revenues of the Mortgaged Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of or profits from all or any part of the Mortgaged Property, regardless of to whom the rents and revenues of the Mortgaged Property are payable. Mortgagor hereby authorizes Mortgagee or Mortgagee's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Mortgaged Property to pay such rents to Mortgagee or Mortgagee's agents; provided, however, that prior to written notice given by Mortgagee to Mortgagor of an Event of Default, Mortgagor shall collect and receive all rents and revenues of the Mortgaged Property as trustee for the benefit of Mortgagee and Mortgagor shall apply the rents and revenues so collected to the sums secured by this Mortgage with the balance, so long as no such breach has occurred, to the account of Mortgagor, it being intended by Mortgagor and Mortgagee that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only.

            (b) Upon delivery of written notice by Mortgagee to Mortgagor of an Event of Default, and without the necessity of Mortgagee entering upon and taking and maintaining full control of the Mortgaged Property in person, by agent or by a court-appointed receiver, Mortgagee shall immediately be entitled to receive all rents and revenues of the Mortgaged Property as specified in this
Section 1.16 as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents then held by Mortgagor or thereafter delivered to Mortgagor shall, immediately upon delivery of such notice, be held by Mortgagor as trustee for the benefit of Mortgagee only; provided, however, that Mortgagee shall provide Mortgagor with a written statement that Mortgagee exercises its rights to such rents. Mortgagor agrees that commencing upon delivery of such written notice of the occurrence of an Event of Default and Mortgagee's intent to exercise its rights to such rents, each tenant of the Mortgaged Property shall make such rents payable to and shall pay such rents directly to Mortgagee or Mortgagee's agents on Mortgagee's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of a default by Mortgagor. Mortgagor shall execute any and all writings and letters required by Mortgagee, to be delivered to such tenants, to effectuate the intent of this
Section 1.16. Mortgagee shall have all of the rights against tenants of the Mortgaged property as set forth in Section 291-f of the Real Property Law of New York.

            (c) Mortgagor hereby covenants that Mortgagor has not executed any prior assignment of said rents, that Mortgagor has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Mortgagee from exercising its rights under this Section 1.16, and that at the time of execution of this Mortgage there has been no anticipation or prepayment of any of the rents of the Mortgaged Property for more than one month prior to the due dates of such rents. Mortgagor covenants that Mortgagor will not hereafter collect or accept payment of any rents of the Mortgaged Property more than one month prior to the due dates of such rents. Mortgagor further covenants that Mortgagor will execute and deliver to Mortgagee such further assignments of rents and revenues of the Mortgaged Property as Mortgagee may from time to time reasonably request.

            (d) Upon an Event of Default, Mortgagee may, in person, by agent or by a court-appointed receiver, regardless of the adequacy of Mortgagee's security, enter upon and take possession of and maintain full control of the Mortgaged Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Mortgaged Property, the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management or maintenance of the Mortgaged Property; all on such terms as are deemed best to protect the security of this instrument. In the event Mortgagee elects to seek the appointment of a receiver for the Mortgaged Property upon an Event of Default, Mortgagor hereby expressly consents to the appointment of such receiver upon ex parte application without notice. Mortgagee or the receiver shall be entitled to receive a reasonable fee for so managing the Mortgaged Property.

            (e) All rents and revenues collected subsequent to delivery of written notice by Mortgagee to Mortgagor of an Event of Default shall be applied first to the costs, if any, of taking control of and managing the Mortgaged Property and collecting the rents, including, but not limited to, reasonable attorney's fees, and receiver's fees, premiums on insurance policies, taxes, assessments and other charges on the Mortgaged Property, and the costs of discharging any obligation or liability of Mortgagor as lessor or landlord of the Mortgaged Property and then to the sums secured by this Mortgage. Mortgagee or the receiver shall have access to the books and records used in the operation and maintenance of the Mortgaged Property and shall be liable to account only for those rents and revenues actually received. Mortgagee shall not be liable to Mortgagor, anyone claiming under or through Mortgagor or anyone having an interest in the Mortgaged Property by reason of anything done or left undone by Mortgagee under this Section 1.16, except to the extent of its gross negligence or wilful misconduct.

            (f) If the rents of the Mortgaged Property are not sufficient to meet the costs, if any, of taking control of and managing the Mortgaged Property and collecting the rents, any funds expended by Mortgagee for such purposes shall become indebtedness of Mortgagor to Mortgagee secured by this Mortgage. Unless Mortgagee and Mortgagor agree in writing to other terms of payment, such amounts shall be payable upon notice from Mortgagee to Mortgagor requesting payment thereof and shall bear interest from the date of disbursement until paid, at the lower of (i) the maximum rate permitted by law, or (ii) the default rate of interest under the Loan Agreement.

            (g) Any entering upon and taking and maintaining of control of the Mortgaged Property by Mortgagee or the receiver, and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Mortgagee under applicable law or provided herein. This assignment of rents of the Mortgaged Property shall terminate at such time as the indebtedness secured by this instrument is paid in full.

         SECTION I.17. (a) Mortgagor will not (i) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Mortgaged Property or of any part thereof, now existing or hereafter to be made or (ii) modify any such lease or give consent to any assignment or subletting without Mortgagee's prior written consent (which shall not be unreasonably withheld, conditioned or delayed), or (iii) accept prepayments of any installments of rent or additional rent to be due under such leases, except prepayments in the nature of security for the performance of the lessee's obligations thereunder, or (iv) enter into any lease prohibited under the provisions of the Loan Agreement.

            (b) Mortgagor will not execute any lease of all or a substantial portion of the Mortgaged Property except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, all of the material covenants, conditions and agreements contained in all leases of the Mortgaged Property now or hereafter existing, on the part of the lessor thereunder to be kept and performed. If any such lease provides for the giving by the lessee of certificates with respect to the status of such leases, Mortgagor shall exercise its right to request such certificates within five (5) days of any demand therefor by Mortgagee.

            (c) Mortgagor shall furnish to Mortgagee, within fifteen (15) days after a request by Mortgagee to do so, a written statement containing the names of all lessees for the Mortgaged Property, the term of their respective leases, the spaces occupied, the rentals paid and any security therefor.

         SECTION I.18.  Intentionally Deleted.

         SECTION I.19.  Intentionally Deleted.

         SECTION I.20.  Intentionally Deleted.

         SECTION I.21.  Intentionally Deleted.

         SECTION I.22.  Intentionally Deleted.

         SECTION I.23.  Intentionally Deleted.

         SECTION I.24.  Intentionally Deleted.

         SECTION I.25.  Intentionally Deleted.

         SECTION I.26.  Intentionally Deleted.

         SECTION I.27.  Intentionally Deleted.

         SECTION I.28.  Intentionally Deleted.

         SECTION I.29.  Intentionally Deleted.

         SECTION I.30.  Intentionally Deleted.

         SECTION I.31.  Intentionally Deleted.

         SECTION I.32.  Intentionally Deleted.

         SECTION I.33.  Intentionally Deleted.

         SECTION I.34.  Intentionally Deleted.

         SECTION I.35.  Intentionally Deleted.

                                   ARTICLE II

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION II.1. The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") hereunder:

            (a) If Mortgagor shall default in the payment of (i) any regular installment of interest and/or principal on the Note within five (5) business days of when the same shall have become due and payable, (ii) any other payment of interest and/or principal due on the Note within five (5) business days of when the same shall become due and payable, whether at any stated maturity or by acceleration or otherwise, or (iii) any other sums required to be paid by Mortgagor pursuant to the Note or this Mortgage within five (5) business days of the date that such payments are therein or herein required to be made; or

            (b) If Mortgagor and/or Guarantor, if any, shall breach, or be in default of, any of the covenants or provisions contained in this Mortgage or of any chattel mortgage, other mortgages, security agreement or other document issued thereunder or in connection therewith or herewith and the same shall not be cured within fifteen (15) days of the occurrence of such breach; or

            (c) If Mortgagor shall violate the provisions of Section 1.09 hereof; or

            (d) If there shall be a termination, revocation or purported revocation by any Guarantor under a Guaranty; or

            (e) if there shall be an Event of Default under the Loan Agreement.

         Upon the occurrence of an Event of Default, and in every such case:

         I0 Mortgagee, at its option, may declare the entire unpaid balance of the indebtedness secured hereby to be immediately due and payable, and upon any such declaration the entire indebtedness secured hereby shall become and be immediately due and payable, anything in the Note, the Loan

Agreement or in this Mortgage to the contrary notwithstanding;


         II0 Mortgagee personally, or by its agents or attorneys may enter into and upon all or any part of the Mortgaged Property, and each and every part thereof, and may exclude the party owning the possessory interest in same, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Mortgaged Property for any lawful purpose and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Mortgagee, at the expense of Mortgagor, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid, may complete the construction of any Improvements and in the course of such completion may make such changes in the contemplated Improvements as it may deem desirable; may insure or reinsure the same as provided in the Loan Agreement, and likewise, from time to time, at the expense of Mortgagor, Mortgagee may make all necessary or proper repairs, renewals, replacements, restorations, alterations, additions, betterments and improvements to the Mortgaged Property or any part thereof and thereon as it may deem advisable; and in every such case Mortgagee shall have the right to manage and operate the Mortgaged Property, possessed as aforesaid, and to carry on the business thereof and exercise all rights and powers of the party owning such property with respect thereto either in the name of such party or otherwise as it shall deem best; and Mortgagee shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Property and every part thereof; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, replacements, alterations, additions, betterments and improvements and all payments which may be made for taxes, assessments, insurance, in payment of any prior mortgage and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation of Mortgagee for the services of Mortgagee and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, Mortgagee shall apply the moneys arising as aforesaid, first to the payment of any sums, other than interest and principal on the Note required to be paid by Mortgagor under this Mortgage, second, to the payment of interest on the Note, third, to the payment of the principal of the Note when and as the same shall become payable (whether by acceleration or otherwise) and finally, in an amount equal to the Early Termination Fee which would have been payable if Mortgagor had voluntarily prepaid the Note and Loan Agreement.

     III. Mortgagee, with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

         (1) sell the Mortgaged Property to the extent permitted and pursuant to the procedures provided by law, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales as a single parcel or as more than one parcel, at such time and place, upon such terms, and in such order and after such notice thereof as may be required or permitted by law; or

         (2) institute proceedings for the complete or partial foreclosure of this Mortgage; or

         (3) take such steps to protect and enforce its rights or enforce its remedies, whether by action, suit or proceeding at law or in equity, whether for damages or for the specific performance of any covenant, condition or agreement in the Note, Loan Agreement or in this Mortgage, or in aid of the execution of any power herein granted or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

     IV0 On and after the occurrence of an Event of Default, Mortgagor shall pay all rents, issues and profits thereafter received by Mortgagor from the Mortgaged Property to Mortgagee and to the extent not paid shall hold such amounts as trust funds for the benefit of Mortgagee and such rents, issues and profits shall be deemed "cash collateral" of Mortgagee under 11 U.S.C., as amended.

     V0 Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the obligations secured hereby as the same becomes due, without regard to whether or not the balance of such obligations shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

     SECTION II.2. (a) Mortgagee may adjourn from time to time, as permitted by law, any sale to be made by it under or by virtue of this Mortgage by announcement at any time and place appointed for such sale or for such adjourned sale or sales; and Mortgagee, without further notice or publication, except as otherwise provided by any applicable provision of law, may make such sale at the time and place to which the same shall be so adjourned.

     (b) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this Mortgage, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed and such other instrument, or instruments, as may be necessary to convey, assign and transfer all estate, right, title and interest in and to the Mortgaged Property and rights sold, but without any covenant or warranty, express or implied, and without any representation, express or implied, as to the existence, or lack thereof, of Hazardous Substances on the Mortgaged Property. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Mortgagor if so requested by Mortgagee shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated in such request. The receipt of Mortgagee of the Loan Documents, or of the court officer conducting any such sale, for the purchase money paid at any such sale shall be a sufficient discharge therefor to any purchaser of the Mortgaged Property, or any part thereof, sold as aforesaid; and no such purchaser or his representatives, grantees or assigns, after paying such purchase money and receiving such a receipt, shall be bound to see to the application of such purchase money upon or for the purpose of this Mortgage or the Note or Loan Agreement, or shall be answerable in any manner whatsoever for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the necessity or expediency of any such sale. Any such sale or sales made under or by virtue of this Mortgage (whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the Mortgaged Property so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

     (c) The purchase money proceeds or avails of any sale made under or by virtue of this Mortgage, together with any other sums which then may be held by Mortgagee under this Mortgage, shall be applied as follows:

         First: To the payment of the costs and expenses of such sale, and costs of title evidence and reasonable compensation to Mortgagee, its agents, attorneys and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage (including, without limitation, attorney's fees and costs incurred in connection with the enforcement of this Mortgage, including, but not limited to, such fees and costs incurred pursuant to 11 U.S.C.), together with interest at the default rate set forth in the Note and Loan Agreement, on all advances made by Mortgagee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

         Second: To the payment of interest on the Note, including interest at the default rate set forth in the Note and Loan Agreement from and after the happening of any Event of Default until the same is paid.

         Third: To the payment of the principal and interest on the Note then remaining unpaid together with an amount which would have been equal to the Early Termination Fee which would have been paid by Mortgagor if Mortgagor had voluntarily prepaid the Note and Loan Agreement.

         Fourth: LASTLY, the balance or surplus, if any, of such proceeds of sale to the person or persons legally entitled thereto, upon satisfactory proof of such right.

     (d) In the event of a sale of the Mortgaged Property, or any part thereof, and the execution of a deed or deeds therefor, the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof and of the fact that said sale was regularly and validly made in accordance with all requirements of the laws of the State of New York and of this Mortgage; and any such deed or deeds, with such recitals therein, shall be effectual and conclusive against Mortgagor and all other persons; and the receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient discharge to such purchaser from all obligations to see to the proper application of the purchase money according to the trusts aforesaid.

     (e) Upon any sale made under or by virtue of this Mortgage, whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness secured hereby, the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. Mortgagee, upon so acquiring the Mortgaged Property, or any part thereof, shall be entitled to hold, lease, rent, operate, manage and sell the same in any manner provided by applicable laws.

     (f) In the event of any sale made under or by virtue of this Mortgage (whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the indebtedness secured hereby if not previously due and payable, and all other sums required to be paid by Mortgagor pursuant to this Mortgage, immediately thereupon shall, anything in the Note, the Loan Agreement or in this Mortgage to the contrary notwithstanding, become due and payable.

     SECTION II.3. (a) Upon the occurrence of an Event of Default then, upon written demand of Mortgagee, Mortgagor will pay to Mortgagee the entire indebtedness secured hereby, and after the happening of said Event of Default will also pay to Mortgagee interest at the default rate set forth in the Note or Loan Agreement, and also pay all other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection incurred by Mortgagee hereunder including reasonable compensation to Mortgagee, its agents, attorneys and counsel (including, but not limited to, fees and costs pursuant to 11 U.S.C.). In the event Mortgagor shall fail forthwith to pay such amounts upon such demand, Mortgagee, in its own name, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the amounts so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Mortgagor and collect, out of the property of Mortgagor wherever situated, as well as out of the Mortgaged Property, in the manner provided by law, the moneys adjudged or decreed to be payable.

     (b) Mortgagee shall, if permitted by law, be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the foreclosure of the lien and provisions of this Mortgage. The right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage, or the foreclosure of the lien hereof. In the event of a sale of the Mortgaged Property, and of the application of the proceeds of sale to the payment of the indebtedness secured hereby, Mortgagee shall be entitled to enforce payment of, and to receive the entire indebtedness secured hereby and to enforce payment of all charges, payments and costs due under this Mortgage, and shall be entitled to recover judgment for any sums due under the Note or this Mortgage remaining unpaid, with interest at the default rate set forth in the Note or Loan Agreement. In case there shall be pending proceedings for the bankruptcy or liquidation of assets or for the reorganization of Mortgagor under the Federal bankruptcy laws or any other applicable law, or in case a receiver or mortgagee shall have been appointed for the property of Mortgagor or in case of any other similar judicial proceedings relative to Mortgagor, or to the creditors or property of Mortgagor, Mortgagee shall be entitled and empowered to prove against Mortgagor the whole amount of the indebtedness secured hereby to the full amount thereof, and all other payments, charges and costs due under this Mortgage, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property, provided, however, that in no event shall Mortgagee receive from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of Mortgagor an amount greater than the entire amount secured hereby and such other payments, charges and costs.

     (c) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights powers and remedies of Mortgagee shall continue unimpaired as before.

     (d) Any moneys thus collected by Mortgagee under this Section 2.03 shall be applied by Mortgagee in accordance with the provisions of subsection 2.02(c).

     SECTION II.4. After the occurrence of any Event of Default by Mortgagor under this Mortgage Mortgagor hereby consents to the appointment of a receiver or receivers of the Mortgaged Property and of all the earnings, revenues, rents, issues, profits and income thereof. After the occurrence of any such Event of Default and during its continuance, Mortgagee shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the indebtedness secured hereby, forthwith either before or after declaring the entire indebtedness secured hereby to be due and payable to the appointment of such a receiver or receivers. Such receiver, or Mortgagee or its employees, may enter upon, possess, manage, operate, dispose of, and contract to dispose of the Mortgaged Property or any part thereof; take custody of all accounts; negotiate with governmental authorities with respect to the Mortgaged Property's environmental compliance and remedial measures; take any action necessary to enforce compliance with any Act, including but not limited to spending rents to abate the problem; make, terminate, enforce or modify leases of the Mortgaged Property upon such terms and conditions as Mortgagee deems proper;

contract for goods and services, hire agents, employees, and counsel, make repairs, alterations, and improvements to the Mortgaged Property necessary, in Mortgagee's judgment, to protect or enhance the security hereof; incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or take any and all other actions which may be necessary or desirable to comply with Mortgagor's obligations hereunder and under the Note and Loan Agreement. All sums realized by Mortgagee under this subparagraph, less all costs and expenses incurred by it under this subparagraph, including reasonable and documented attorneys' fees, and less such sums as Mortgagee deems appropriate as a reserve to meet future expenses under the subparagraph, shall be applied on any indebtedness secured hereby in such order as Mortgagee shall determine. Neither application of said sums to said indebtedness, nor any other action taken by Mortgagee under this subparagraph shall cure or waive any Event of Default or notice of default hereunder, or nullify the effect of any such notice of default. Mortgagee, or any employee or agent of Mortgagee, or a receiver may take any action or proceeding hereunder without regard to (a) the adequacy of the security for the indebtedness secured hereunder, (b) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or (c) the filing or serving of a notice of default.

         (i) With or without notice, and without releasing Mortgagor from any obligation hereunder, to cure any default of Mortgagor and, in connection therewith, Mortgagee or its agents, acting by themselves or through a receiver, may enter upon the Mortgaged Property or any part thereof and perform such acts and things as Mortgagee deems necessary or desirable to inspect, investigate, assess, and protect the security hereof, including without limitation of any of its other rights: (a) to obtain a court order to enforce Mortgagee's right to enter and inspect the Mortgaged Property to which the decision of Mortgagee as to whether there exists a release or threatened release of a Hazardous Substances onto the Mortgaged Property shall be deemed reasonable and conclusive as between the parties hereto; and (b) to have a receiver appointed to enforce Mortgagee's right to enter and inspect the Mortgaged Property for Hazardous Substances. All costs and expenses incurred by Mortgagee with respect to the audits, tests, inspections, and examinations which Mortgagee or its agents or employees may conduct, including the fees of the engineers, laboratories, contractors, consultants, and attorneys, shall be paid by Mortgagor. All costs and expenses incurred by Mortgagee pursuant to this subparagraph (including without limitation court costs, consultant fees and reasonable and documented attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the default rate set forth in the Note or Loan Agreement from the date they are incurred until said sums have been paid.

         (ii) To waive its lien against the Mortgaged Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired and to exercise any and all rights and remedies of an unsecured creditor against Mortgagor and all of Mortgagor's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order. As between Mortgagee and Mortgagor, Mortgagor shall have the burden of proving that Mortgagor or any related party (or any affiliate or agent of Mortgagor or any related party) was not in any way negligent in permitting the release or threatened release of the hazardous substances. Mortgagor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Loan Documents, all judgments and awards entered against Mortgagor shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents or contained herein, and Mortgagor shall be fully and personally liable for all judgments and awards entered against Mortgagor hereunder and such liability shall not be limited to the original principal amount of the obligations secured by this Mortgage and Mortgagor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance, or any other transfer of the Mortgaged Property or this Mortgage. For the purposes of any action brought under this subparagraph, Mortgagor hereby waives the defense of laches and any applicable statute of limitations.

         (iii) Nothing contained herein shall be construed to limit any and all rights that Mortgagee has at law or pursuant hereto.

     SECTION II.5. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Mortgagee to exercise any right or power occurring upon the Event of Default shall impair any such right or power or shall be construed to be a waiver thereof or an acquiescence therein; and every power and remedy given by this Mortgage to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee. Nothing in this Mortgage or in the Note or Loan Agreement shall affect the obligation of Mortgagor to pay the principal of, interest on, and Early Termination Fee payable pursuant to, the Note in the manner and at the time and place therein respectively expressed.

     SECTION II.6. To the extent permitted by law, Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage; nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the marshalling of the Mortgaged Property or on the valuation or appraisal of the Mortgaged Property, or any part thereof, prior or subsequent to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such final sale or sales, claim or exercise any right under any statute or otherwise, to redeem the property so sold or any part thereof; and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor hereby waives the right to require any sale to be made in parcels, or the right to select parcels to be so sold, and there shall be no requirement for marshalling of assets. Mortgagor hereby further waives any rights it may have under applicable law relating to the prohibition of the obtaining of a deficiency judgment by Mortgagee against Mortgagor.

     SECTION II.7. During the continuance of any Event of

Default and pending the exercise by Mortgagee of its right to exclude Mortgagor from all or any part of the Premises, Mortgagor agrees to pay the fair and reasonable rental value for the use and occupancy of the Mortgaged Property for such period and upon default of any such payment, will vacate and surrender possession of the Premises to Mortgagee or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery or possession of Premises for non-payment of rent, however designated.

     SECTION II.8. Without affecting the personal liability of any person, firm, corporation, or other entity, including Mortgagor (other than any person released pursuant hereto), for the payment of the indebtedness secured hereby, and without affecting the lien of this Mortgage for the full amount of the indebtedness remaining unpaid upon any property not reconveyed pursuant hereto, Mortgagee is authorized and empowered as follows: Mortgagee may, at any time and from time to time, either before or after the maturity of the Note or the expiration of the Loan Agreement and without notice: (a) release any person liable for the payment of any of the indebtedness, (b) make any agreement extending the time or otherwise altering the terms of payment of any of the indebtedness, (c) accept additional security therefor of any kind, (d) release any property, real or personal, securing the indebtedness. Mortgagee may, without liability therefor and without notice, at any time and from time to time so long as the lien or charge hereof shall subsist: (a) consent to the making of any map or plat of the Land, (b) join in granting any easement thereon or in creating any covenants restricting use or occupancy thereof, (c) reconvey, without warranty, any part of the Mortgaged Property, (d) join in any extension agreement or in any agreement subordinating the lien or charge hereof.

     SECTION II.9. This Mortgage constitutes a Security Agreement under the laws of the State of New York so that Mortgagee shall have and may endorse a security interest in any or all of the Mortgaged Property which may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate (collectively, "Personal Property") and Mortgagor agrees to execute, as debtor, such financing statement or statements as Mortgagee may now or hereafter reasonably request in order that such security interest or interests may be perfected pursuant to such laws.

This Mortgage further constitutes a fixture filing under Sections 9-313 and 9-402(6) of the New York Uniform Commercial Code, as amended or recodified from time to time; provided, however that the execution and/or filing hereof does not imply that the items of Personal Property included in the Mortgaged Property are or are to become fixtures. The filing hereof as a fixture filing is intended to protect the parties from unwarranted assertions by third parties.

     Notwithstanding any release of any or all of the property included in the Premises which is deemed "real property", any proceedings to foreclose this Mortgage, or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of Mortgagor as are now or hereafter evidenced by the Note.

     SECTION II.10. During the continuance of any Event of Default, Mortgagee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code (the "Code") of the State of New York, and specifically the right to direct notice and collections of any obligation owing to Mortgagor by any lessee of the Premises. In addition to its rights to foreclose this Mortgage, Mortgagee shall have the right to sell the Personal Property or any part thereof, or any further, or additional, or substituted Personal Property, at one or more times, and from time to time, at public sale or sales or at private sale or sales, on such terms as to cash or credit, or partly for cash and partly on credit, as Mortgagee may deem proper. Mortgagee shall have the right to become the purchaser at any such public sale or sales, free and clear of any and all claims, rights of equity of redemption in Mortgagor, all of which are hereby waived and released. Mortgagor shall not be credited with the amount of any part of such purchase price, unless, until and only to the extent that such payment is actually received in cash. Notice of public sale, if given, shall be sufficiently given, for all purposes, if published as required by the Code. The net proceeds of any sale of the Personal Property which may remain after the deduction of all costs, fees and expenses incurred in connection therewith, including, but not limited to, all advertising expenses, broker's or brokerage commissions, documentary stamps, recording fees, foreclosure costs, stamp taxes and counsel fees, shall be credited by Mortgagee against the liabilities, obligations and indebtedness of Mortgagor to Mortgagee secured by this Mortgage and evidenced by the Note. Any portion of the Personal Property which may remain unsold after the full payment, satisfaction and discharge of all of the liabilities, obligations and indebtedness of Mortgagor to Mortgagee shall be returned to the respective parties which delivered the same to Mortgagee. If at any time Mortgagor or any other party shall become entitled to the return of any of the Personal Property hereunder, any transfer or assignment thereof by Mortgagee shall be, and shall recite that the same is, made wholly without representation or warranty whatsoever by, or recourse whatsoever against Mortgagee.

     SECTION II.11. All rights, remedies and powers provided by Sections 2.01-2.10 hereof may be exercised only to the extent not expressly inconsistent with the Loan Agreement and/or the other Loan Documents, and only to the extent that the exercise thereof does not violate any applicable provision of law in the jurisdiction in which the Premises are located, and all such provisions are intended to be subject to all applicable provisions of law which may be controlling in such jurisdiction and to be limited to the extent necessary so that they will not render this Mortgage invalid, illegal or unenforceable under the provisions of any applicable law.


                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION III.1. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     SECTION III.2. All notices or demands by any party relating to this Mortgage or any other agreement entered into in connection herewith shall be sent in the form and manner set forth in the Loan Agreement.

     SECTION III.3. Intentionally Deleted.

     SECTION III.4. All of the grants, covenants, terms, obligations, provisions and conditions herein contained shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of Mortgagor and Mortgagee.

     SECTION III.5. Intentionally Deleted.

     SECTION III.6. It shall be lawful for Mortgagee, at its election, upon the occurrence of an Event of Default, to commence an action for the foreclosure of this Mortgage and to proceed thereon to judgment and execution for the recovery of all sums payable by Mortgagor pursuant to the terms of this Mortgage without further stay, any law, usage or custom to the contrary notwithstanding.

     SECTION III.7. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, or of any of its property, or of the Mortgaged Property, or any part thereof, Mortgagee shall be entitled to retain possession and control of all property now or hereafter held under this Mortgage.

     SECTION III.8. If Mortgagor shall default in the payment of any sums due pursuant to the terms of the Note, the Loan Agreement, or this Deed of Trust, and the same shall constitute an Event of Default, then such Event of Default shall be, and be deemed to be, an attempt by Mortgagor to avoid the Early Termination Fee payable by Mortgagor pursuant to the terms of the Loan Agreement and consequently, upon such Event of Default Mortgagee shall be entitled to collect such Early Termination Fee from Mortgagor with the same effect as if Mortgagor had voluntarily elected to prepay the principal sum evidenced by the Note or the Loan Agreement.

     SECTION III.9. Mortgagor hereby waives and relinquishes unto, and in favor of Mortgagee, all benefit under all laws, now in effect or hereafter passed, to relieve Mortgagor in any manner from the obligations assumed and the obligation for which this Mortgage is security or to reduce the amount of the said obligation to any greater extent than the amount actually paid for the Mortgaged Property, in any judicial proceedings upon the said obligation, or upon this Mortgage.

     SECTION III.10. Neither Mortgagor nor any other person now or hereafter obligated for payment for all or any part of the indebtedness secured hereby shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose on this Mortgage or otherwise enforce any provisions hereof or of the Note or under the Loan Agreement or by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured hereby.

     SECTION III.11. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to this Mortgage, including (but not limited to) any certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Mortgagee.

     SECTION III.12. Intentionally Deleted.

     SECTION III.13. Intentionally Deleted.

     SECTION III.14. Intentionally Deleted.

     SECTION III.15. EXCEPT AS OTHERWISE PROVIDED IN SECTIONS 2.09 AND 2.10 HEREOF, THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS GRANTED BY THIS MORTGAGE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND IN ALL OTHER RESPECTS THIS MORTGAGE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

     SECTION III.16. Time is of the essence of all Mortgagor's obligations hereunder.

     SECTION III.17. Simultaneously with, and in addition to, the execution of this Mortgage, Mortgagor, and/or related or affiliated entities of Mortgagor, has executed and delivered as security for the Note and Loan Agreement a mortgage or deed of trust on parcels of property which may or may not be outside the boundaries of this county. Mortgagor agrees that the occurrence of an Event of Default hereunder, or under any of such other mortgages or deeds of trust, shall be an Event of Default under each and every one of such mortgages and deeds of trust, including this Mortgage, permitting Mortgagee to proceed against any or all of the property comprising the Mortgaged Property or against any other security for the Note and the Loan Agreement in such order as Mortgagee, in its sole and absolute discretion may determine. Mortgagor hereby waives, to the extent permitted by applicable law, the benefit of any statute or decision relating to the marshalling of assets which is contrary to the foregoing. Mortgagee shall not be compelled to release or be prevented from foreclosing this instrument or any other instrument securing the Note and/or the Loan Agreement unless all indebtedness evidenced by the Note and/or the Loan Agreement and all items hereby secured shall have been paid in full and Mortgagee shall not be required to accept any part or parts of any property securing the Note and the Loan Agreement, as distinguished from the entire whole thereof, as payment of or upon the Note and/or the Loan Agreement to the extent of the value of such part or parts, and shall not be compelled to accept or allow any apportionment of the indebtedness evidenced by the Note and/or the Loan Agreement to or among any separate parts of said property.

     SECTION 3.18. The lien created by this Mortgage shall continue until the "last dollar" owing by Mortgagor to Mortgagee and the other lenders pursuant to the Loan Agreement has been paid in full.


     IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be executed as of the day and year first above written.

                                    "MORTGAGOR"

                                    TWIN LABORATORIES INC.,
                                    a Utah corporation

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Its:
                                        ----------------------------------------



ATTEST:

--------------------------------
Printed Name:
             -------------------

STATE OF ________________  )
                           )
COUNTY OF _______________  )


On the ___ day of ________in the year ____ before me, the undersigned, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.





__________________________________________
(Signature and office of individual taking acknowledgment)

                                    EXHIBIT A